EXHBIT 13

                               Powers of Attorney

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

James M. Anderson,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:              /S/ James M. Anderson
                                    --------------------------------------------
                                                  James M. Anderson
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Michael S. Cambron,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:             /S/ Michael S. Cambron
                                    --------------------------------------------
                                                 Michael S. Cambron
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Richard H. Finan,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:              /S/ Richard H. Finan
                                    --------------------------------------------
                                                  Richard H. Finan
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Michael A. Fisher,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:              /S/ Michael A. Fisher
                                    --------------------------------------------
                                                  Michael A. Fisher
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Gary T. Huffman,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                        Signed:               /S/ Gary T. Huffman
                                --------------------------------------------
                                               Gary T. Huffman
                              Director, President and Chief Operating Officer

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

John H. Jacobs,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                        Signed:               /S/ John H. Jacobs
                                 --------------------------------------------
                                                John H. Jacobs
                               Chairman of the Board and Chief Executive Officer

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Christopher T. Lutz,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:             /S/ Christopher T. Lutz
                                    --------------------------------------------
                                                 Christopher T. Lutz
                                      Vice President, Controller and Treasurer

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Francis V. Mastrianna, Ph.D,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:         /S/ Francis V. Mastrianna, Ph.D
                                    --------------------------------------------
                                             Francis V. Mastrianna, Ph.D
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

                                Thomas E. Petry,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:               /S/ Thomas E. Petry
                                    --------------------------------------------
                                                   Thomas E. Petry
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Larry R. Pike,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:                /S/ Larry R. Pike
                                    --------------------------------------------
                                                    Larry R. Pike
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Myrtis H. Powell, Ph.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:           /S/ Myrtis H. Powell, Ph.D.
                                    --------------------------------------------
                                               Myrtis H. Powell, Ph.D.
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Dudley S. Taft,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   CARILLON ACCOUNT
            VA I........................................SEC File No. 002-92146
            VA II SA....................................SEC File No. 333-110336
            ADVANTAGE VA III............................SEC File No. 333-118237

   CARILLON LIFE ACCOUNT
            EXCEL CHOICE ...............................SEC File No. 033-94858
            EXECUTIVE EDGE..............................SEC File No. 333-36220
            EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:               /S/ Dudley S. Taft
                                    --------------------------------------------
                                                   Dudley S. Taft
                                                      Director

                                Power of Attorney

                                 With Respect To
                    The Union Central Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

John M. Tew, Jr., M.D.,
whose signature appears below, constitutes and appoints Elizabeth F. Martini and Robert C. Barth, and any such person(s) as Elizabeth F. Martini may designate in writing directed to the President of The Union Central Life Insurance Company., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

  CARILLON ACCOUNT
           VA I........................................SEC File No. 002-92146
           VA II SA....................................SEC File No. 333-110336
           ADVANTAGE VA III............................SEC File No. 333-118237

  CARILLON LIFE ACCOUNT
           EXCEL CHOICE ...............................SEC File No. 033-94858
           EXECUTIVE EDGE..............................SEC File No. 333-36220
           EXCEL ACCUMULATOR...........................SEC File No. 333-116386


This Power of Attorney is effective February 23, 2007 and remains in effect until revoked or revised.

                           Signed:           /S/ John M. Tew, Jr., M.D.
                                    --------------------------------------------
                                               John M. Tew, Jr., M.D.
                                                      Director